Exhibit 99.2

CMS ENERGY

Growing Forward

J.P. Morgan SMid Cap Conference

December 1, 2011

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING

STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

Reported earnings could vary because of several factors, such as legacy issues associated with prior asset sales. Because of those uncertainties, the company is not providing reported earnings guidance.

1

Investment Consideration . . . .

• Dividend yield (4%) and EPS growth (5% to 7%) provide attractive total return

• “Needed” Utility investment with transparent, self-funding, long-term earnings growth

• Constructive regulatory environment and good energy law support Utility investment in Michigan

. . . . predictable, affordable, and sustainable.

2

Consumers Energy . . . .

Territory Overview

Electric Gas Combination

Mio

Alcona Cooke Loud Hodenpyl 5 Channels Foote Tippy

Lake Winds Energy Park Ludington Pumped Storage Rogers

Hardy J C Weadock Cross Winds Croton D E Karn Energy Park B C Cobb Webber J H Campbell Zeeland Allegan

J R Whiting

• Fourth largest combination Utility in the United States

• 1.8 million electric and 1.7 million gas customers

• Top renewable energy provider in Michigan

• One of largest investors and employers in Michigan

• Celebrating 125th anniversary

. . . . is significant contributor to Michigan economy.

3

CMS Business Model . . . .

Actual Results Future Outlook

(2006-2010) (2012-2016)

$4.6 Billion $6.6 Billion Investment Investment

NOLs in lieu of NOLs in lieu of

Equity <3% Base Equity <2% Base Rates Rates

7% OCF 5%-7% OCF

& EPS & EPS

Growth Growth

. . . . predictable and repeatable.

4

Plan Model Stronger than Most Peers . . . .

RESULTS –

Consistent Financial Performance

Needed Investment Risk Mitigation

• Energy Law

• Discipline Enablers

• Strong liquidity

• Michigan Energy Law

• Supportive regulation

• O&M cost flat to down

• Base rates < inflation

• Sales recovery

• Cash from NOLs

. . . . with enablers and risk mitigation.

5

ENABLER – 2012-2016 Capital Investment . . . .

$6.6 Billion

Renewables Distribution $0.5 $1.7

Reliability $1.2

Generation Smart Grid $0.5 $0.3

New Customers $0.3 Environmental $1.5 Other $0.6

. . . . “needed” (vs “wanted”) — grows rate base 5% to 7%.

6

INVESTMENT – Reliability . . . .

• Electric—$800 million

• Strengthen circuits and substations

• Replace poles

• Upgrade Ludington Pumped Storage Plant

• Gas—$400 million

• Main replacement program

• Enhance transmission and storage systems

. .. . . reduces outages and improves customer satisfaction.

7

INVESTMENT – Renewable Energy Plans . . . .

• Michigan energy law requires:

• 10% renewables by 2015

• Purchase 50% and build 50%

• Renewable energy surcharge reduced by $54 million annually; further reduction expected

• Plan to invest about $500 million over next five years, primarily in wind power

• $232 million, Lake Winds Energy Park under construction

. . . . at lower customer costs while maintaining investment.

8

INVESTMENT – “Self Limited” . . . .

2012 – 2016 Plan Unrestrained

• Pipe replacements

$6.6 Billion • Pole replacements $10 Billion

• New gas generation

• Faster smart grid

Customer rates <2% >4%

. . . . to maintain sustainable base rate increases at less than inflation.

ENABLER – Michigan Energy Law . . . .

2008 Law Regulation

Growth

• Renewable energy plan

• Energy optimization

Speed

• File and implement ratemaking

• Forward test year

Risk Mitigation

• Retail open access cap

• Decoupling

John D. Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . enables timely rate recovery and mitigates risks.

ENABLER – O&M Cost Control . . . .

Average Annual Increase a Recent Cost Reductions

7.5%

Other O&M

Benefits, storms, low income 3.1% funding & uncollectibles

2.8%

4.4% 1.4%

1.4% 0.1%

2002-2006 2007-2011 2012-2016

            a Excluding energy optimization

Fuel

• Western coal – $250 million Base Rates and Surcharges

• Benefit plans – $30 million

• SAP system efficiencies –$40 million

• Reduced workforce – $30 million

• Reduced customer renewable energy surcharge – about $54 million

. . . . helps maintain “affordability” (creates headroom).

ENABLER – Intense Customer Focus . . . .

2012-2016 Estimated Annual Average Base Rate Increases a

Productivity initiatives Customer value initiative Maximize energy optimization Improve system reliability Competitive rates

Inflation <2% 1.5%

Electric Gas

            a Includes surcharges

. . . . to maintain affordable and sustainable rates.

ENABLER – Electric Sales (weather adjusted) . . . .

Electric Sales Sales (year over year)

GWh 3 Year 40,000 Recovery

6% decline 35,000 2007 to 2009

30,000

25,000 2 Year Recovery

7% decline 20,000 1979 to 1982

0

1975 1979 1983 1987 1991 1995 1999 2003 2007 Outlook 2012

6%

2% 2% 2% 1.5%

1/2%

2%

3%

6%

2006 2007 2008 2009 2010 2011 2012 Forecast Outlook

. . . . industrial at pre-recession level; total sales back in 2012.

Liquidity (as of 9/30/2011) . . . .

Availability Parent Maturities

$2.1 Billion

CMS Energy

5-year revolver—2016 $547 mils

Consumers Energy 40% 5-year revolver—2016 499 Market Cap 3-year revolver—2013 150 A/R Facility—2011 250

Cash 623

$250

$150

Prefunded

$50

$0

2011 2012 2013 2014

. . . . strong and conservative.

RESULTS – Operating Cash Flow Growth . . . .

Amount (bils) $ 2.5

2.0 1.5 1.0 0.5 0.0 (0.5) (1.0)

Gross operating cash flow a up $0.1 billion per year

$1.8 $1.9 $1.7 $1.6 $1.6 $1.5 $1.3 Interest Working capital and taxes

Base Investment

Investment choices Cash flow before dividend

2009 2010 2011 2012 2013 2014 2015

a Non-GAAP

. . . . supported by “desirable” investments.

RESULTS – EPS and Dividend Growth . . . .

8% CAGR 5%-7% Growth

Actual a Guidance

1.08 0.96

0.90 0.84 1.00 $0.81 0.90 0.85 0.80 $0.80

$1.44 $1.36 $1.26 $1.21 b $1.35 $1.25 $1.20

Annual dividend/share Payout

50¢ 40% 36¢ 20¢ 30%

25%

84¢ 58%

68% Dividend Increase

2003 2004 2005 2006 2007 2008 2009 2010 2011 Future

            a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . results from “needed” investment.

Investment Consideration . . . .

• Dividend yield (4%) and EPS growth (5% to 7%) provide attractive total return

• “Needed” Utility investment with transparent, long-term earnings growth

• Constructive regulatory environment and good energy law support Utility investment in Michigan

. . . . predictable, affordable, and sustainable.

Appendix

Consumers Capital Expenditures

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 98 80 136 78 130 522

Environmental 268 349 320 356 260 1,553

New customers 31 31 35 39 40 176

Other 99 90 70 73 75 407

Base capital $ 694 $ 738 $ 757 $ 737 $ 698 $ 3,624

Gas

Distribution $ 128 $ 143 $ 145 $ 145 $ 145 $ 706

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 51 46 47 39 40 223

Base capital $ 208 $ 207 $ 212 $ 205 $ 207 $ 1,039

Total base capital $ 902 $ 945 $ 969 $ 942 $ 905 $ 4,663

Investment choices:

Reliability $ 247 $ 235 $ 249 $ 209 $ 212 $ 1,152

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 494 $ 310 $ 414 $ 491 $ 267 $ 1,976

Total Utility $ 1,396 $ 1,255 $ 1,383 $ 1,433 $ 1,172 $ 6,639

2011 and 2012 Sensitivities . . . .

Annual Impact

Sensitivity EPS OCF

(mils)

Sales (weather adjusted) a

• Electric (37,395 Gwh) + 1% $ 0 + $20

• Gas (287 Bcf) + 1 + 0.01 + 5

Gas prices (NYMEX) + 1.00 + 0.01 + 60

Uncollectible accounts (mils) + 5 + 0.01 *

ROE (authorized)

• Electric (10.7%) + 20 bps + 0.02 + 10

• Gas (10.5%) + 20 + 0.01 + 4

Stock price (dilution) $1 share + 0.01 0

*	Less than 0.5¢ or $500,000 a Reflect 2011 sales forecast

. . . . partly mitigated.

Regulatory Timeline . . . .

2008 2009 2010 2011 2012

Electric

2009

Filed Self-Imp $214 M $179 M

2010

2011

Gas

2009

2010

New Energy Law

Order $139 M

78%

Filed Self-Imp $178 M $150 M

Order $146 M

97%

Filed $114 M

Self-Imp

$89 M

Order

$66 M

74%

Filed

$55 M

Offsets

Renewables $(57) DOE (23) Total $(80)

Filed $195 M

Self-Imp

Decision

Order

$31 M

Filed

$49 M

Self-Imp

Decision

2008 2009 2010 2011 2012

. . . . working well.

Customer Rate Cases . . . .

U-16794 U-16855

Electric Gas

(mils) (mils)

• Investment $149 $32

• O&M (lower) (18) (4)

• Low income assistance 14 19

Subtotal $145 $47

• Sales 50 2

Total $195 $49

Offsets:

• Renewables (57) -

$(80)

• DOE (23) -

Net $115 $49

Customer base rate increases Self implementation

1.6% December

2.2% March

. . . . recover investment; reduce O&M.

Federal Tax Benefits . . . .

Net NOLs and Credits (bils)

$0.8 $0.8 $0.7

$0.5

$0.3 $0.2

2010 2011 2012 2013 2014 2015

Gross NOLs (bils) $1.4 $1.3 $1.2 $0.5 $0

. . . . offset need for equity (dilution) for five years!

Electric Customer Base Diversified . . . .

Top Ten Customers 2010 Electric Gross Margin

• Hemlock Semiconductor

• General Motors

• State of Michigan

• Meijer Incorporated

• Nexteer Automotive Corporation

• Packaging Corporation of America

• Gerdau MacSteel

• Denso International

• Spectrum Health

• City of Grand Rapids

Percent of 2010 electric gross margin is 2%

Residential, 48%

Commercial, 31%

Other Autos, 4% (including ROA), 7% Industrial, 10%

$1.95 Billion

Note: “Autos” includes 180 Business Partners identified by customer account managers

. . . . “Autos” only 4% of gross margin.

Emission Reductions . . . .

Tons per Year Pounds per Year (Mercury) 120,000 700 SO2 600 100,000 Mercury 500 80,000 400 60,000 NOx 300 40,000 200

20,000

100

0 0 1995 2000 2005 2010 2015 2020

SO2 NOx Mercury

. . . . reduced NOx 74% and SO2 67%.

GAAP Reconciliation

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2009	2010	2011	2012	2013	2014	2015
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,530	$1,601	$1,657	$1,757	$1,872
Enterprises Project Cash Flows	16	39	25	35	47	47	46

Gross Operating Cash Flow	$1,264	$1,537	$1,555	$1,636	$1,704	$1,804	$1,918

Other operating activities including taxes, interest payments and working capital	(416)	(578)	(310)	(406)	(472)	(439)	(835)

Net cash provided by operating activities	$848	$959	$1,170	$1,230	$1,232	$1,365	$1,083

2009-15 OCF

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*	)	(0.08)	0.08
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-10 EPS